UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 14, 2008

TOR Minerals International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17321 (Commission File Number)	74-2081929 (IRS Employer Identification No.)
722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	78402 (Zip Code)

(361) 883-5591
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

TOR Minerals International (Nasdaq: TORM), producer of synthetic titanium dioxide and color pigments, specialty aluminas, and other high performance mineral fillers secured a waiver for non-compliance with certain covenants set forth in its US Credit Facility with Bank of America on August 14, 2008. As previously disclosed, as of June 30, 2008, the company was in technical violation of certain coverage ratios in its long-term credit facility.

Pursuant to one of the provisions of the waiver and amended agreement, the company agreed to raise cash equity contributions in the aggregate amount of at least $1 million not later than September 15, 2008.  The company is moving forward on a private placement of common stock to attempt to raise a minimum of $1 million to satisfy this requirement.  Although the company is optimistic that it will satisfy this requirement, no assurance can be provided.

Headquartered in Corpus Christi, Texas, TOR Minerals is a global manufacturer and marketer of specialty mineral and pigment products for high performance applications with manufacturing and regional offices located in the United States, Netherlands and Malaysia.

This statement provides forward-looking information as that term is defined in the Private Securities Litigation Reform Act of 1995, and, therefore, is subject to certain risks and uncertainties. There can be no assurance that the actual results, business conditions, business developments, losses and contingencies and local and foreign factors will not differ materially from those suggested in the forward-looking statements as a result of various factors, including market conditions, general economic conditions, including the present slow down in U.S. construction and the risks of a general business slow down or recession, the increasing cost of energy, raw materials and labor, competition, the receptivity of the markets for our anticipated new products, advances in technology, changes in foreign currency rates, freight price increase, commodity price increases, delays in delivery of required equipment and other factors.

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:
Exhibit Number Description 99.1 Press Release, dated August 18, 2008, TOR Minerals secures covenant waiver for US Credit Facility
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: August 18, 2008	/s/ BARBARA RUSSELL
Barbara Russell Acting CFO and Controller
EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release, dated August 18, 2008, TOR Minerals secures covenant waiver for US Credit Facility
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